THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Long/Short Research Fund

Institutional Class (BPIRX)

Investor Class (BPRRX)

Supplement dated February 28, 2017

to the Prospectuses dated December 31, 2016

Based on the recommendation of Boston Partners Global Investors, Inc., the Board of Directors of The RBB Fund, Inc. has approved re-opening the Boston Partners Long/Short Research Fund for sale to all investors, effective as of March 1, 2017. In addition, the Adviser has discretion to close the Boston Partners Long/Short Research Fund thereafter should the assets of the Fund increase by more than 5% from the date of the reopening of the Fund. All references to the Boston Partners Long/Short Research Fund being closed to new investors are hereby deleted from the Prospectus.

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Please retain this supplement for your reference.